UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2020

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01	Entry into a Material Definitive Agreement.

On October 26, 2020, Exact Sciences Corporation, a Delaware corporation (“Exact Sciences”), Eagle Merger Sub I, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of Exact Sciences (“First Merger Sub”), Eagle Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of Exact Sciences (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”); Thrive Earlier Detection Corp., a Delaware corporation (“Thrive”); and Shareholder Representative Services, LLC, solely in its capacity as holders’ representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Exact Sciences will acquire 100% of the fully diluted equity of Thrive. Pursuant to the Merger Agreement, First Merger Sub will merge with and into Thrive, with Thrive surviving as a wholly-owned subsidiary of Exact Sciences (the “Reverse Merger”). Promptly following, and as part of the same overall transaction as, the Reverse Merger, Thrive will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly-owned subsidiary of Exact Sciences (the “Forward Merger”, and together with the Reverse Merger, the “Merger”).

The aggregate consideration for the Merger is approximately $2.15 billion (the “Merger Consideration”), consisting of (i) an upfront amount of approximately $1.7 billion (the “Upfront Consideration”), approximately $1.1 billion of which is payable with shares of Exact Sciences common stock valued at $99.00 per share (based on the volume weighted average trading price of Exact Sciences common stock from September 23, 2020 to October 23, 2020) and approximately $600 million of which is payable in cash, plus (ii) up to $450 million payable in cash upon the achievement of certain milestones related to the development and commercialization of a blood-based, multi-cancer screening test (the “Earnout Consideration”). The cash portion of the Upfront Consideration is subject to reduction to the extent Thrive’s Closing Net Cash Amount (as such term is defined in the Merger Agreement) at closing is less than $252.0 million less certain transaction costs and other adjustments set forth in the Merger Agreement. The Merger Consideration to be paid to the holders (other than Exact Sciences) will be adjusted to exclude the value of certain Thrive preferred stock owned by Exact Sciences. Exact Sciences has agreed to register for resale on Form S-3 the shares of Exact Sciences common stock that will be issued in the Merger.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, (i) each outstanding share of capital stock of Thrive will be converted into the right to receive the number of shares of Exact Sciences common stock and a cash payment as specified in the Merger Agreement, and, if a milestone is achieved, the applicable portion of Earnout Consideration tied to such milestone, (ii) each outstanding Thrive stock option will be converted into the right to receive an option to purchase shares of Exact Sciences common stock as specified in the Merger Agreement, and, if a milestone is achieved, the applicable portion of Earnout Consideration tied to such milestone, subject to vesting prior to the time of achievement of such milestone, and (iii) each outstanding Thrive restricted stock award will be converted into the right to receive an Exact Sciences restricted stock award as specified in the Merger Agreement, and, if a milestone is achieved, the applicable portion of Earnout Consideration tied to such milestone, subject vesting prior to the time of achievement of such milestone.

The Board of Directors of Thrive approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and resolved to recommend that the stockholders of Thrive adopt the Merger Agreement. Concurrently with the execution of the Merger Agreement, and as a condition and inducement to Exact Sciences’ willingness to enter into the Merger Agreement, holders of Thrive capital stock with the requisite voting power to approve the Merger Agreement and the Merger executed and delivered to Exact Sciences an irrevocable written consent approving the Merger which consent became effective immediately following the signing of the Merger Agreement.

The completion of the Merger is subject to customary conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger and (iii) each party’s representations and warranties being true and correct in all material respects as of the closing.

The Merger Agreement includes customary representations, warranties and covenants of Thrive, Exact Sciences and the Merger Subs, including covenants to use their respective reasonable best efforts to consummate the transactions contemplated by the Merger Agreement. Between the date of execution of the Merger Agreement and closing, Thrive has agreed to conduct its business in the ordinary course of business and in a manner consistent with past practice and to comply with certain operating covenants, and Exact Sciences has also agreed to comply with certain operating covenants.

The Merger Agreement contains certain termination rights for each of Exact Sciences and Thrive, including a termination right for each of Exact Sciences and Thrive if the consummation of the Merger does not occur on or before October 26, 2021. Upon termination of the Merger Agreement under specified circumstances, Exact Sciences would be required to pay Thrive a termination fee of $50 million. In addition, the Merger Agreement provides that in the event the closing has not occurred on or before January 31, 2021, Exact Sciences will be required to make certain continuation payments in the form of promissory notes that are convertible into Thrive non-voting preferred stock at the end of each calendar month until the earlier of (a) the closing date or (b) the termination of the Merger Agreement, subject to certain terms and conditions.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Exact Sciences, Thrive or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Exact Sciences, Thrive or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Exact Sciences’ public disclosures.

3.02	Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report on Form 8-K which is incorporated into this Item 3.02 by reference.  The issuance of shares of Exact Sciences common stock pursuant to the Merger Agreement will be made in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Rule 506 of Regulation D promulgated under the Securities Act or Section 4(a)(2) of the Securities Act in that (a) the shares will be issued to accredited investors or not more than 35 unaccredited investors; (b) the disclosure requirements of Rule 502(b) of Regulation D will be met; and (c) the offer and sale of the shares will not be accomplished by means of any general advertising or general solicitation.

7.01	Regulation FD Disclosure.

On October 27, 2020, Exact Sciences issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement

This report contains statements, including statements regarding the pending acquisition of Thrive by Exact Sciences and the recently completed acquisition of Base Genomics Limited (“Base”), that are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “estimate,” “goal,” “anticipate” “project” or other comparable terms. All statements other than statements of historical facts included in this report regarding strategies, prospects, financial condition, operations, costs, plans, objectives and the pending acquisition of Thrive are forward-looking statements. Examples of forward-looking statements include, among others, statements regarding expected future operating results, anticipated results of sales, marketing and patient adherence efforts, expectations concerning payer reimbursement, the anticipated results of product development efforts, the anticipated benefits of the pending acquisition of Thrive, including estimated synergies and other financial impacts, and the expected timing of completion of the transaction. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of Exact Sciences’ business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, among others, the following: uncertainties associated with the coronavirus (COVID-19) pandemic, including its possible effects on operations, including supply chain, and the demand for products and services; the ability to efficiently and flexibly manage the business amid uncertainties related to COVID-19; the ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; the ability to meet demand for our products and services; the success of our efforts to facilitate patient access to Cologuard® via telehealth; the willingness of health insurance companies and other payers to cover our products and services and adequately reimburse us for such products and services; the amount and nature of competition for our products and services; the effects of the adoption, modification or repeal of any law, rule, order, interpretation or policy relating to the healthcare system, including without limitation as a result of any judicial, executive or legislative action; the effects of changes in pricing, coverage and reimbursement for our products and services, including without limitation as a result of the Protecting Access to Medicare Act of 2014; recommendations, guidelines and quality metrics issued by various organizations such as the U.S. Preventive Services Task Force, the American Society of Clinical Oncology, the American Cancer Society, and the National Committee for Quality Assurance regarding cancer screening or our products and services; the ability to successfully develop new products and services and assess potential market opportunities; the ability to effectively enter into and utilize strategic partnerships, such as through the Restated Promotion Agreement with Pfizer, Inc., and acquisitions; success establishing and maintaining collaborative, licensing and supplier arrangements; the ability of Exact Sciences, Thrive and Base to maintain regulatory approvals and comply with applicable regulations; the ability to manage an international business and the expectations regarding our international expansion and opportunities; the potential effects of foreign currency exchange rate fluctuations and our efforts to hedge such effects; the possibility that the anticipated benefits from our business acquisitions (including the pending acquisition of Thrive and the recent acquisition of Base) cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses’ (including Thrive’s and Base’s) operations will be greater than expected and the possibility of disruptions to our business during integration efforts and strain on management time and resources; the outcome of any litigation, government investigations, enforcement actions or other legal proceedings; the ability of Exact Sciences and Thrive to receive the required regulatory approvals for the pending merger and to satisfy the conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Exact Sciences and Thrive to terminate the merger agreement; possible negative effects of the announcement or the consummation of the pending acquisition of Thrive or recent acquisition of Base on the market price of Exact Sciences’ common stock and/or on Exact Sciences’ and/or Thrive’s or Base’s respective businesses, financial conditions, results of operations and financial performance; significant transaction costs and/or unknown liabilities; risks associated with contracts containing consent and/or other provisions that may be triggered by the pending acquisition of Thrive or the recent acquisition of Base; risks associated with potential transaction-related litigation; the ability of Thrive, Base and the combined company to retain and hire key personnel. There can be no assurance that the pending acquisition of Thrive will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results, conditions or events to vary materially from those stated in forward-looking statements, please see Exact Sciences’ reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by Exact Sciences and/or Thrive or Base from time to time. You are urged to consider those risks and uncertainties in evaluating our forward-looking statements. All subsequent written and oral forward-looking statements attributable to Exact Sciences or to persons acting on behalf of Exact Sciences are expressly qualified in their entirety by the applicable cautionary statements. Readers are further cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Exact Sciences undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2020, by and among Exact Sciences Corporation, Eagle Merger Sub I, Inc., Eagle Merger Sub II, LLC, Thrive Earlier Detection Corp. and Shareholder Representative Services LLC, solely in its capacity as the Representative.*

99.1	Joint Press Release, dated as of October 27, 2020, issued by Exact Sciences Corporation and Thrive Earlier Detection Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Exact Sciences hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: October 27, 2020	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer